UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 26, 2020
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001684093

Citigroup Commercial Mortgage Trust 2016-P5

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.

(Central Index Key Number: 0001541001)

Barclays Bank PLC

(Central Index Key Number: 0000312070)

Starwood Mortgage Funding V LLC

(Central Index Key Number: 0001682509)

Macquarie US Trading LLC d/b/a Principal Commercial Capital

(Central Index Key Number: 0001634437)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-207132-07 (Commission File Number of the issuing entity)	35-7158173 81-4184971 81-4208950 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 14th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 6.02  Change of Servicer or Trustee.

The Crocker Park Phase One & Two Mortgage Loan, an asset of Citigroup Commercial Mortgage Trust 2016-P5 (the “Issuing Entity”), is being serviced pursuant to the pooling and servicing agreement (the “CGCMT 2016-C2 PSA”), dated as of August 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, which governs the issuance of the Citigroup Commercial Mortgage Trust 2016-C2, Commercial Mortgage Pass-Through Certificates, Series 2016-C2. The CGCMT 2016-C2 PSA was filed as Exhibit 4.3 to the Current Report on Form 8-K with respect to the Issuing Entity, dated October 18, 2016 and filed with the Securities and Exchange Commission on October 18, 2016 under Commission File No. 333-207132-07.

The Plaza America I & II Mortgage Loan, an asset of the Issuing Entity, is being serviced pursuant to the pooling and servicing agreement (the “WFCM 2016-C36 PSA”), dated as of November 1, 2016, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, C-III Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, which governs the issuance of the Wells Fargo Commercial Mortgage Trust 2016-C36, Commercial Mortgage Pass-Through Certificates, Series 2016-C36. The WFCM 2016-C36 PSA was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated November 3, 2016 and filed with the Securities and Exchange Commission on November 8, 2016 under Commission File No. 333-207132-07.

Effective as of August 26, 2020, C-III Asset Management LLC has transferred substantially all of its assets to Greystone Servicing Company LLC, and Greystone Servicing Company LLC has assumed all of the duties and responsibilities of C-III Asset Management LLC as special servicer under the CGCMT 2016-C2 PSA and as general special servicer under the WFCM 2016-C36 PSA. A copy of the related Assignment and Assumption Agreement (Special Servicing), dated August 26, 2020, is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the pooling and servicing agreement (the “CGCMT 2016-P5 PSA”), dated as of November 1, 2019 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated October 18, 2016 and filed with the Securities and Exchange Commission on October 18, 2016 under Commission File No. 333-207132-07.

The Outside Special Servicer with respect to the Crocker Park Phase One & Two Mortgage Loan and the Plaza America I & II Mortgage Loan

As of August 26, 2020, C-III Asset Management LLC, a Delaware limited liability company (“C-III AM”) assigned substantially all of its assets to Greystone Servicing Company LLC, a Delaware limited liability company (“Greystone Servicing”), and Greystone Servicing, as the successor to C-III AM as Special Servicer (as defined in the CGCMT 2016-C2 PSA) and as General Special Servicer (as defined in the WFCM 2016-C36 PSA), has assumed all of the duties, responsibilities and liabilities of the Special Servicer (as defined in the CGCMT 2016-C2 PSA) under the CGCMT 2016-C2 PSA and of the General Special Servicer (as defined in the WFCM 2016-C36 PSA) under the WFCM 2016-C36 PSA. The principal place of business of Greystone Servicing is located at 419 Belle Air Lane, Warrenton, Virginia  20186.

Greystone Servicing, which is 100% indirectly owned by Stephen Rosenberg, provides primary and special loan servicing for third party portfolio owners, commercial mortgage backed securities trusts, government agencies, collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”).  Greystone Servicing provides primary servicing for its affiliates’ various lending platforms, governmental agencies and CLOs.  Greystone Servicing has a special servicer rating of CSS2+ from Fitch Ratings Inc. and a rating of MOR CS1 from Morningstar Credit Ratings, LLC. Greystone Servicing is also on S&P Select Servicer list as a U.S. Commercial Mortgage Special Servicer and is ranked “STRONG” by S&P Global Ratings. As of July 31, 2020, Greystone Servicing or its predecessor company was the named special servicer for approximately 99 transactions representing approximately 1,320 first mortgage loans, with an aggregate stated principal balance of approximately $15,539,575,609.79. Of those 99 transactions, 88 are commercial mortgage-backed securities transactions representing approximately 943 first mortgage loans, with an aggregate stated principal balance of approximately $13,874,119,548.92. The remaining eleven transactions are made up of one CDO, two CLOs and eight SBL Freddie Mac securitizations.  The portfolio includes multifamily, office, retail, hospitality, industrial and other types of income-producing properties, located in the United States. With respect to such transactions as of July 31, 2020, Greystone Servicing or its predecessor entity was administering approximately 150 assets with a stated principal balance of approximately $3,768,911,369.70. Each of these specially serviced assets is serviced in accordance with the applicable procedures set forth in the related servicing agreement that governs the asset. Since its (including predecessors’) inception in 2002 and through July 31, 2020, Greystone Servicing has resolved or participated in the resolution of 4,555 total assets, including multifamily, office, retail, hospitality, industrial and other types of income-producing properties, with an aggregate principal balance of approximately $55,265,391,844.83.

Greystone Servicing has detailed policies and operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Greystone Servicing servicing agreements, including procedures for managing delinquent and specially serviced loans. The policies and procedures are reviewed and updated, as needed, annually. Greystone Servicing also has a formal disaster recovery and business continuity plan, which is reviewed annually. In the past three years there have not been any material changes to Greystone Servicing’s policies and procedures relating to the servicing function Greystone Servicing will perform under the CGCMT 2016-C2 PSA and the WFCM 2016-C36 PSA (collectively, the “Pooling and Servicing Agreements”; and each, a “Pooling and Servicing Agreement”) for assets of the same types as are included in this transaction.

Greystone Servicing will not have primary responsibility for custody services of original documents evidencing the Mortgage Loans (as defined in the Pooling and Servicing Agreements) or any Serviced Pari Passu Companion Loans (as defined in the Pooling and Servicing Agreements). Greystone Servicing may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular Mortgage

Loans (as defined in the Pooling and Servicing Agreements), or Serviced Pari Passu Companion Loans (as defined in the Pooling and Servicing Agreements), or otherwise. To the extent that Greystone Servicing has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the applicable Pooling and Servicing Agreement and the Servicing Standard (as defined in the applicable Pooling and Servicing Agreement).

There are, to the current actual knowledge of Greystone Servicing, no special or unique factors of a material nature involved in special servicing the particular types of assets governed by the Pooling and Servicing Agreements, and Greystone Servicing’s processes and procedures for the special servicing of such assets do not materially differ from the processes and procedures employed by Greystone Servicing in connection with special servicing of commercial mortgage–backed securitization pools generally.

Greystone Servicing has not been the subject of a servicer event of default or servicer termination event in any securitization transaction involving commercial or multifamily mortgage loans in which Greystone Servicing was acting as special servicer as a result of any action or inaction of Greystone Servicing as special servicer, including as a result of Greystone Servicing’s failure to comply with the applicable servicing criteria in connection with any securitization transaction.  Greystone Servicing does not believe that its financial condition will have any adverse effect on the performance of its duties under the Pooling and Servicing Agreements, and therefore Greystone Servicing believes its financial condition will not have a material impact on pool performance or performance of the Certificates (as defined in the Pooling and Servicing Agreements).

Greystone Servicing (including its predecessors) has acted as a special servicer for commercial and multifamily mortgage loans in commercial mortgage backed securities transactions since 2002. The table below contains information on the aggregate balances as of the respective calendar year ends of the portfolio of specially serviced commercial and multifamily mortgage loans and REO properties that were serviced by Greystone Servicing and its predecessors as special servicer in commercial mortgage backed securities transactions from 2017 through July 31, 2020.

Portfolio Size – CMBS Special Servicing	2017	2018	2019	7/31/2020

Total	$9.4 billion	$7.1 billion	$3.7 billion	$3.8 billion

Greystone Servicing may enter into one or more arrangements with a Controlling Class Certificateholder, the Directing Certificateholder, the Directing Holder, a Companion Holder, a Companion Loan Holder (each as defined in the applicable Pooling and Servicing Agreement) or any person with the right to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer’s compensation in consideration of, among other things, Greystone Servicing’s appointment as special servicer under the related Pooling and Servicing Agreement and any related Intercreditor Agreement (as defined in the WFCM 2016-C36 PSA) or Co-Lender Agreement (as defined in the CGCMT 2016-C2 PSA), as applicable, and limitations on such person’s right to replace the special servicer.

Greystone Servicing does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer.  In certain instances Greystone Servicing may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

Greystone Servicing occasionally engages consultants to perform property inspections on a property and its local market.  It currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction.

From time to time, Greystone Servicing is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Greystone Servicing does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the Pooling and Servicing Agreements. There are currently no legal proceedings pending against Greystone Servicing, or to which any property of Greystone Servicing is subject, that are material to the Certificateholders and Greystone Servicing has no actual knowledge of any proceedings contemplated by governmental authorities.

Greystone Servicing is not an affiliate of the Depositor, Master Servicer, Certificate Administrator, Operating Advisor, Asset Representations Reviewer, any originator or any other material party related to the Citigroup Commercial Mortgage Trust 2016-P5 transaction.

The information above set forth under this “The Outside Special Servicer with respect to the Crocker Park Phase One & Two Mortgage Loan and the Plaza America I & II Mortgage Loan” heading has been provided by Greystone Servicing.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Assignment and Assumption Agreement (Special Servicing) dated August 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: August 26, 2020

4